UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2006
AVONDALE INCORPORATED
(Exact name of registrant as specified in its charter)

Georgia	33-68412	58-0477150
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

506 South Broad Street Monroe, Georgia	30655 (Zip code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (770) 267-2226
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Avondale Mills, Inc. (“Avondale”) issued the following press release on May 30, 2006.
AVONDALE ANNOUNCES PLANS TO SHUT DOWN
FACILITIES AND SELL ASSETS
     MONROE, GEORGIA (May 30, 2006) . . . Avondale Mills, Inc., a Georgia-based textile manufacturer, announces that its board of directors has authorized a plan to discontinue the company’s ongoing business operations and sell the company’s assets in order to maximize value for its creditors and shareholders.
     G. Stephen Felker, Avondale’s Chairman and Chief Executive Officer, stated, “Caring for Avondale has been my life’s work and I am deeply saddened by the prospect of dismantling the company. Our board of directors and management, however, are focused upon our duty to Avondale’s creditors and shareholders. We are committed to maximizing value.”
     Mr. Felker also said, “The textile business has been difficult for several years. Changes in international trade dynamics and unfair advantages sponsored by foreign governments in support of their textile industries have strained our company. However, until the tragic Norfolk Southern train derailment on January 6, 2005, I was confident of Avondale’s ability to be a part of the future, even if others failed. The train disaster and chlorine spill caused more financial and operational damage than our company could withstand. Chlorine works like a cancer that eats away at metals and electronics and even plastics, both on the surface where you can see it and below the surface, out of sight. In addition to the human tragedy, the financial impact of higher costs, lost business and severely damaged equipment and plants is greater than we can endure. We have worked hard for a year and a half to recover, but the damage is too great. Without the train derailment and chemical spill we were challenged. With it we were destroyed.”
     Mr. Felker concluded by noting, “Avondale has seen changes in international trade coming for a long time and was positioned to meet the challenge. As a well equipped, financially strong company with a superior workforce, Avondale was prepared to weather the storm as we had done in the past. We invested in our plants and people and in superior service for our customers. While our American competitors went bankrupt, we endured and became stronger. What we did not foresee was an event beyond our control so damaging that we could not overcome it. Looking back, I cannot now think of what Avondale could have done differently to better overcome the railroad disaster.”
     Avondale will continue to vigorously pursue through the wind down process and beyond its claims against Norfolk Southern in an effort to fully recover the damages sustained from the train derailment and chlorine spill for its creditors and shareholders.
     As previously announced, Avondale has delivered notices required by applicable law respecting potential plant closures to employees at most of its plants. Avondale anticipates that it will close substantially all of its plants by July 31, 2006.
Forward Looking Statements
     This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include statements generally preceded by, followed by or that include the words “believe,” “expect,” “anticipate,” “plan,” “estimate” or similar expressions. These statements include, among others, statements regarding our plans to discontinue our ongoing business operations and sell our assets and statements regarding our ongoing litigation against Norfolk Southern.
     Forward-looking statements reflect management’s current expectations and are not guarantees of performance or outcomes. These statements are based on management’s beliefs and assumptions, which in turn are based on currently available information. Forward-looking statements also involve risks and uncertainties, which could cause actual outcomes to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Such factors include, but are not limited to, all of the risks described under the heading “Risk Factors” in our Current Report on Form 8-K dated June 20, 2003 and the following:
•	our ability to successfully negotiate and execute one or more asset sale transactions on favorable terms or at all;

•	our ability to recover from Norfolk Southern amounts sufficient to compensate our losses related to the January 6, 2005 train derailment and chlorine spill; and

•	our ability to obtain any necessary waivers or approvals from the other parties to our material agreements in connection with certain strategic transactions.
     You should not place undue reliance on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.
Item 2.05. Costs Associated with Exit or Disposal Activities.
     In connection with the board of directors’ decision of May 26, 2006 to discontinue Avondale’s operations, Avondale anticipates recording impairment charges and wind down costs, including non-cash charges to write down property, plant and equipment, inventories and other assets to estimated net realizable value. Avondale also expects to incur employee separation costs associated with the plant closure activities. Avondale is currently evaluating the proper accounting for these events and will record the appropriate charges upon the completion of this review. The discussion of Avondale’s plans to discontinue its ongoing business operations and sell its assets contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.
Item 2.06. Material Impairments.
     Items 8.01 and 2.05 of this Current Report on Form 8-K are incorporated herein by reference in their entirety.
Item 1.02. Termination of a Material Definitive Agreement.
     On May 26, 2006, the board of directors approved the termination of the Avondale Mills, Inc. Associate Profit Sharing and Savings Plan (the “Plan”) effective as of that date. As a result, eligibility to participate in the Plan was closed on May 26, 2006 to all Avondale employees who had not previously begun participating in the Plan. In addition, all future contributions to the Plan ceased and account balances of all Plan participants were fully vested to the extent not already vested effective as of May 26, 2006. Avondale expects to submit the Plan to the Internal Revenue Service for a determination of the Plan’s tax-qualified status upon its termination. Distributions will be made to the Plan participants in accordance with the terms of the Plan. However, distributions have been temporarily suspended from the portion of the Plan’s Balanced Equity Fund investment option that is invested in Avondale Class A Common Stock in accordance with a blackout notice that was sent to the affected Plan participants on May 22, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2006	AVONDALE INCORPORATED
	By:	/s/ Jack R. Altherr, Jr.
Jack R. Altherr, Jr.
Vice Chairman and Chief Financial Officer